SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 29, 2002

VERITAS SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675

(State or other jurisdiction	(Commission	(I.R.S. Employer

of incorporation)	File Number)	Identification No.)

350 Ellis Street
Mountain View, California 94043

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (650) 527-8000

Item 5: Other Events

         On January 29, 2002, the Company announced its financial results for its fourth quarter ended December 31, 2001. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7: Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Document

99.1	Press release dated January 29, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2002

VERITAS SOFTWARE CORPORATION

By:	/s/ Kenneth E. Lonchar Kenneth E. Lonchar Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release dated January 29, 2002.